Exhibit 10.2

AGREEMENT TO FURTHER EXTEND TERMS OF PREVIOUS AGREEMENTS

This Agreement to Further Extend Terms of Previous Agreements is entered into between PUBLIC CONSULTING GROUP, INC., a Massachusetts corporation (“PCG”), and HEALTH MANAGEMENT SYSTEMS, INC, (“HMS”), a New York corporation.  Each of PCG and HMS are sometimes referred to herein individually as a “Party” and together as the “Parties.”

The Parties hereby agree to extend the terms of the Amended Master Teaming and Non-Compete Agreement, and the Supplementary RAC Contract Teaming and Confidentiality Agreement, both effective July 25, 2011, for an additional period of 16 days beyond the November 14, 2012 date agreed to by the Parties in their previous Agreement to Extend Terms of Previous Agreements dated September 27, 2012.  This Agreement extends the terms of the above-referenced Amended Master Teaming and Non-Compete Agreement, and the Supplementary RAC Contract Teaming and Confidentiality Agreement, up to and including November 30, 2012.

Dated:	11/7/2012

HEALTH MANAGEMENT SYSTEMS, INC.

		By:	/s/ William C. Lucia
Name: William C. Lucia
Title: Chief Executive Officer

PUBLIC CONSULTING GROUP, INC.

		By:	/s/ Stephen Skinner
Name: Stephen Skinner
Title: Director of Public Consulting Group